Exhibit 10.21

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Option No.: 3	May 1, 2022

Las Vegas, Nevada

THIS CERTIFIES THAT, effective as of May 1, 2022 (the “Effective Date”), Robert Weingarten, or his permitted registered assigns (the “Holder”), is hereby granted the right and option (“Option”) to purchase from High Roller Technologies, Inc., a Delaware corporation (the “Company”) 150,000 shares of common stock, $0.001 par value (the “Common Stock”), of the Company (the “Option Shares”) at an exercise price of $0.50 per share (as adjusted from time to time as provided in Section 6 herein)(the “Exercise Price”), of which (i) 37,500 vest on the Effective Date, (ii) 37,500 vest on June 30, 2022, (iii) 37,500 vest on September 30, 2022 and (iv) the remaining 37,500 vest on December 31, 2022, at any time and from time to time from on or after the date hereof and through and including 5:00 P.M., prevailing Pacific time, on April 30, 2027 (the “Expiration Date”), and subject to the following terms and conditions:

1.	Exercise Rights.

(a)	Cash Exercise. The purchase rights represented by this Option may be exercised by the Holder at any time during the term hereof, in whole or in part commencing on the Effective Date, by surrender of this Option and delivery of a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto, accompanied by payment to the Company of an amount equal to the Exercise Price then in effect multiplied by the number of Option Shares to be purchased by the Holder in connection with such cash exercise of this Option, which amount may be paid, at the election of the Holder, by wire transfer or delivery of a check payable to the order of the Company, or any combination of the foregoing, to the principal offices of the Company. The exercise of this Option shall be deemed to have been effected on the day on which the Holder surrenders this Option to the Company and satisfies all of the requirements of this section. Upon such exercise, the Holder will be deemed a shareholder of record of those Option Shares for which the Option has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Option Shares and all rights to receive any dividends with respect to such Option Shares). If this Option is to be exercised in respect of less than all of the Option Shares covered hereby, the Holder shall be entitled to receive a new Option covering the number of Option Shares in respect of which this Option shall not have been exercised and for which it remains subject to exercise. Such new Option shall be in all other respects identical to this Option.

(b)	Cashless Exercise. In lieu of exercising purchase rights represented by this Option on a cash basis the Holder may elect to exercise such rights represented by this Option at any time during the term hereof, in whole or in part, on a net-issue basis by electing to receive the number of Option Shares which are equal in value to the value of this Option (or any portion thereof to be canceled in connection with such net-issue exercise) at the time of any such net-issue exercise, by delivery to the principal offices of the Company this Option and a completed and duly executed Notice of Net-Issue Exercise, in the form attached as Exhibit B hereto, properly marked to indicate (A) the number of Option Shares to be delivered to the Holder in connection with such net-issue exercise, (B) the number of Option Shares with respect to which the Option is being surrendered in payment of the aggregate Exercise Price for the Option Shares to be delivered to the Holder in connection with such net-issue exercise, and (C) the number of Option Shares which remain subject to the Option after such net-issue exercise, if any (each as determined in accordance with subsection (b)(i) or (ii) hereof as may be applicable).

In the event that the Holder shall elect to exercise the rights represented by this Option in whole or in part on a net-issue basis pursuant to this subsection (b), the Company shall issue to the Holder the number of Option Shares determined in accordance with the following formula:

X = Y (A-B)
A

X	=	the number of Option Shares to be issued to the Holder in connection with such net-issue exercise.

Y	=	the number of Option Shares subject to this Option.

A	=	the Fair Market Value (as defined below) of one Option Share of the Company on the date of exercise.

B	=	the Exercise Price in effect as of the date of such net-issue exercise (as adjusted pursuant to Section 6 hereof).

2.      Fair Market Value. For purposes of subsection 1, the “Fair Market Value” of an Option Share shall have the following meanings:

(i) If the Option Shares are not listed for trading on a national securities exchange or admitted for trading on a national market system, the then Fair Market Value of an Option Share shall be as determined in good faith by the board of directors of the Company as of the date of exercise. In exercising its good faith determination the board of directors shall consider general market conditions, the Company’s financial condition and prospects as well as recent sales of the Company’s securities, if any.

(ii) If the Option Shares are listed for trading on a national securities exchange or admitted for trading on a national market system, then the Fair Market Value of Common Stock shall be deemed to be the closing price quoted on the principal securities exchange on which the Option Shares are listed for trading, or if not so listed, the average of the closing bid and asked prices for the Option Shares quoted on the national market system on which Option Shares are admitted for trading, each as published in the Western Edition of The Wall Street Journal, in each case for the ten trading days prior to the date of exercise pursuant to clause (b) of Fair Market Value for Option Shares in accordance herewith.

3.      Reservation of Shares. The Company shall at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase the Option Shares as provided in this Option.

4.      No Rights as Shareholder. This Option does not entitle Holder to any voting rights or other rights as a shareholder of the Company prior to and only to the extent that Holder exercises his purchase rights under this Option.

5.      Option Nontransferable. The Options may not be sold, pledged, assigned or transferred in any manner without the written consent of the Company, which may be granted or withheld in the sole discretion of the Company.

6.      Adjustments of Option Price and Number of Option Shares. The number of Option Shares issuable upon exercise of the purchase rights set forth herein (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Option) and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

(a)       Adjustment for Reclassification, Reorganization or Merger. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Option) on or after the date hereof, or in case, after such date, the Company (or any such other corporation) shall merge with or into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Option, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which Holder would have been entitled upon such consummation if Holder had exercised this Option immediately prior thereto, all subject to further adjustment as provided in paragraph (b) hereof; in such case, the terms of this Section 6(a) shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Option after such consummation.

(b)       Adjustment for Stock Splits, Stock Dividends, Recapitalization, etc. The Exercise Price of this Option and the number of Option Shares issuable upon exercise of this Option shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding Option Shares that occurs after the Effective Date.

7.      Other Adjustments. Except as provided in Section 6, no adjustment on account of dividends or other distributions on Common Stock as the case may be, will be made upon the exercise hereof.

8.      No Fractional Shares. No fractional shares of common stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of common stock on the date of exercise, as determined in good faith by the Company’s Board of Directors.

9.      Representations and Warranties of the Holder. The Holder represents and warrants as follows:

(a)        The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, is able to bear the risks of an investment in the Company and understands the risks of, and other considerations relating to, the purchase of its securities.

(b)        Any securities to be acquired hereunder are being acquired by the Holder for the Holder’s own account for investment purposes only and not with a view to resale or distribution.

(c)        Holder either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of Holder’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with any purchase of the Company’s securities.

(d)        Holder understands that the Options and the Option Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities laws of any state thereof or the securities laws of any other jurisdiction. Holder understands and agrees further that the Option Shares must be held indefinitely unless they are subsequently registered under the Securities Act and appropriate state securities laws or an exemption from registration under the Securities Act and appropriate state securities laws covering the sale of the Option Shares as applicable, is available. Holder understands that legends stating that the Option Shares have not been registered under the Securities Act and state securities laws and setting out or referring to the restrictions on the transferability and resale of the Option Shares will be placed on the certificates representing the Option Shares. Holder’s overall commitment to the Company and other investments that are not readily marketable is not disproportionate to the Holder’s net worth and the Holder has no need for immediate liquidity in the Holder’s investment in the Company.

(e)        The principal residence of Holder is in the jurisdiction indicated below in Section 11.4.

10.        Representations and Warranties of the Company. The Company hereby represents and warrants to and for the benefit of Holder, as follows:

10.1      Company Duly Organized. Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all necessary power and authority to perform its obligations under this Option;

10.2      Option Duly Authorized. The execution, delivery and performance of this Option has been duly authorized by all necessary actions on the part of Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

10.3      No Conflicts. This Option does not violate and is not in conflict with any of the provisions of the Company’s Certificate of Incorporation, as amended, or Bylaws; and

10.4      Issuance of Option Shares. The Company covenants that all Option Shares that may be issued upon the exercise of rights represented by this Option, upon exercise of the rights represented by this Option and payment of the Exercise Price, all as set forth herein, will be duly authorized, validly issued, fully paid and nonassessable and free from all liens and charges in respect of the issue thereof. The Company agrees that its issuance of this Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for securities of the Company upon the exercise of this Option.

11.        Miscellaneous.

11.1       Governing Law. This Option is issued in Los Angeles County, California, and it shall be construed exclusively in accordance with and governed in all respects by the laws of the State of California without regard to California’s conflict-of-law provisions. All parties hereby consent to the exclusive venue and jurisdiction of the federal and state courts located in Los Angeles County, California for any and all claims arising from or related to this Option.

11.2       Entire Agreement. This Agreement constitutes the final, complete and exclusive agreement between the parties pertaining to the subject of this Agreement and supersedes all prior and contemporaneous agreements. None of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Any changes or supplements to this Agreement must be in writing and signed by both of the parties.

11.3       Assignment. This Option shall be binding on, and shall inure to the benefit of, the parties and their respective heirs, legal representatives, successors and permitted assigns. Any assignment of the Option by Holder shall be subject to receipt of the prior written consent of the Company and the assignee agreeing to all of the representations, warranties and covenants contained herein.

11.4       Notices, Etc. All notices, requests, demands or other communications that are required or permitted under this Option shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to a party or three (3) days after being deposited in the United States mail, postage prepaid, return receipt requested, and addressed as follows, unless and until any of such parties notifies the others in accordance with this section of a change of address:

The “Company”:	High Roller Technologies, Inc.
400 South 4th Street, Suite 500-#390
Las Vegas, Nevada 89101
(702) 509-5244
Attention: Chief Executive Officer

“Holder”:	Robert Weingarten
5439 Lockhurst Drive
Woodland Hills, California 91367

11.5       Reserved.

11.6       Severability. In the event that any one or more of the provisions contained herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Option.

11.7       Time is of the Essence; Expiration Date. Time is of the essence in construing each provision of this Option.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day. As used herein “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

11.8       Interpretation. The headings set forth in this Option are for convenience only and shall not be used in interpreting this Option. The parties acknowledge that each party has reviewed and revised, or have had an opportunity to review and revise, this Option. Therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Option.

11.9       Counterparts. This Option may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A faxed signature shall be as valid as an originally executed signature.

IN WITNESS WHEREOF, the parties have caused this Option to be entered into as of the Effective Date.

High Roller Technologies, Inc.,

By:
Michael Cribari, Chief Executive Officer

Holder

EXHIBIT A

NOTICE OF CASH EXERCISE

TO:     ___________________________

1.       The undersigned hereby elects to purchase ____________ shares of Common Stock of High Roller Technologies, Inc., a Delaware corporation (the “Company”), pursuant to the terms of the Option issued [         ], 2022 to and in the name of [         ], a copy of which is attached hereto, and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Option.

2.       Please issue a certificate or certificates representing said shares of ____________ Common Stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

3.       The undersigned hereby represents and warrants that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

Date: ______________________________	NAME: _____________________________

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Option)

EXHIBIT B

NOTICE OF NET-ISSUE EXERCISE

TO: [_________]

1.         The undersigned hereby elects to purchase ____________ shares of common stock of High Roller Technologies, Inc., a Delaware corporation, (the “Company”), on a cashless basis pursuant to the terms of the Option issued [          ], 2022 to and in the name of [          ] a copy of which is attached hereto.

2.         Cashless Information:

(a)	Number of Share of Common Stock Subject to the Option Surrendered:__________

(b)	Number of Shares of Common Stock Remaining Subject to Option:____________

3.         Please issue a certificate or certificates representing said shares of common stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

The undersigned hereby represents and warrants that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

Date: ______________________________	NAME: _____________________________

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Option)